UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 1, 2021

Rego Payment Architectures, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-53944	35-2327649
(Commission File Number)	(IRS Employer Identification No.)

325 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania	19422
(Address of Principal Executive Offices)	(Zip Code)

(267) 465-7530
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth under Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

On January 1, 2021, Rego Payment Architectures, Inc. (the “Company”) entered into a Purchase of Business Agreement (“Agreement”) with Chore Check, LLC pursuant to which it purchased the assets of Chore Check, LLC, consisting primarily of a software application, valued at $111,817. The consideration for the acquisition consisted of the issuance of an option to purchase 100,000 shares of the Company’s common stock, with an exercise price of $0.90, vesting immediately and with a term of three years.

There was no material relationship between Chore Check, LLC and the Company or any of the Company’s affiliates, directors, or officers, or any associate of the Company’s directors or officers.

Item 7.01 Regulation FD Disclosure

On Monday, January 4, 2021, the Company issued a press release announcing the Chore Check, LLC acquisition. The full text of the press release, dated January 4, 2021, is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.  The information in this Item 7.01 and in Exhibit 99 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01	Financial Statements and Exhibits

The financial statements and pro forma financial information required to be filed with respect to the acquisition disclosed in Item 2.01 above pursuant to the instructions to that Item and this Item will be filed within 71 calendar days of January 7, 2021.

(d)       Exhibits

Exhibit Number	Name of Exhibit

2.1	Purchase of Business Agreement dated January 1, 2021 between Chore Check. LLC and the Registrant

10.1	Nonqualified Stock Option Agreement dated January 1, 2021 between the Registrant and Chore Check, LLC

99	Rego Payment Architectures, Inc. press release announcing acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGO PAYMENT ARCHITECTURES, INC.

Date: January 7, 2021	By:	/s/ Peter S. Pelullo
Peter S. Pelullo
Chief Executive Officer